                                                                 EXHIBIT h(5)(i)

                       AMENDMENT NO. 7 TO THE REMOTE ACCESS
                         AND RELATED SERVICES AGREEMENT
                   FOR IMPRESSPlus FORMS PROCESSING SOFTWARE


         THIS AMENDMENT, dated as of the 29th day of February, 2000 is made to the Remote Access and Related Services Agreement dated as of December 23, 1994, as amended (the "Agreement") between each registered investment company listed on Exhibit 1 of the Agreement (the "Fund") and FIRST DATA INVESTOR SERVICES GROUP, INC. (k/n/a PFPC Inc.) ("PFPC").

                                   WITNESSETH

         WHEREAS, the Fund and PFPC desire to amend certain provisions of the Agreement;

         NOW THEREFORE, the Fund and PFPC agree that as of the date first referenced above, the Agreement shall be amended as follows:

         1. All references to "First Data Investor Services Group, Inc." and "Investor Services Group" are hereby deleted and replaced with "PFPC Inc." and "PFPC" respectively.

         2. Exhibit 1 of the Agreement is hereby deleted and replaced with the attached revised Exhibit 1.

         3. Schedule C -- "Fee Schedule" is hereby amended by adding the following new subsection i to Section III -- "Additional Fees":

            "i. IMPRESSPlus Forms Processing Fees. The following fees shall cover costs associated with the Fund's use of the Forms Processing Software, maintenance and support and the costs associated with the integration of the associated software with IMPRESSPlus.

            Number of user licenses purchased: 300 (125 max. concurrent users)
            Total License Fee:                 $842,400*
            Monthly Maintenance Fee:           $15,600**

            *Calculated at $2,808 per user license ($78 per month per user license). Additional concurrent user licenses may be purchased by the Fund during the term of this Agreement and PFPC will apply appropriate volume discounts at the time of purchase.

            **Calculated at $52 per user license per month.

            The License Fee includes:

     (a) All ICR/OCR software, including AEG recognition engine, Form ID, PerfectPost Address Validation, Image pre-processing Module, FormWare JobFlow, FormWare Completion, and Edit/Export Module;

     (b)  One copy of System and User documentation;

     (c) A completed ICR/OCR application to handle and process AIM's New Account form;

     (d)  Quarterly PerfectPost updates each year;

     (e)  Attendance at the IMPRESS Plus User Group meetings; and

     (f) Installation and implementation of the application and integrated solution.

     Delivery

     PFPC shall deliver to the Fund and install IMPRESSPlus Forms Processing 1.0, as customized as described herein, no later than six (6) months following the Fund's acceptance of the Forms Processing Functional Specifications (the "Delivery Date"). The Fund and PFPC agree to use good faith efforts to finalize the Forms Processing Functional Specifications document as soon as reasonably practicable.

     Payment Terms:

     1/3 of Total License Fee ($280,800) is due and payable thirty (30) days after effective date of this Amendment No. 7: Monthly License Fee payments in the amount of $20,800 (Totaling $561,600) will begin to accrue upon delivery of the software and the obligation of the Fund to begin paying the Monthly License Fee shall commence upon Acceptance (described below), provided, however,

     (a) If Acceptance occurs between one (1) day following the Delivery Date and sixty (60) days following the Delivery Date, then the initial Monthly License Fee payable by the Fund shall include (i) the Monthly License Fee for the month in which Acceptance occurs; and (ii) any accrued Monthly License Fees. However, if Acceptance does not occur at or prior to sixty (60) days following the Delivery Date, then (x) any accrued Monthly License Fees shall be forfeited by PFPC, (y) the initial Monthly License Fee shall equal $20,800, and (z) the initial Monthly License Fee shall apply to the month in which Acceptance occurs. The forgoing described forfeiture of fees shall in no event apply if the cause of the delay results from any action or inaction of the Fund, or its affiliates.

     (b) PFPC shall be entitled to an additional payment in an amount equal to $10,000 for each fifteen (15) day period prior to the Delivery Date in which actual delivery occurs. Such additional payment shall be made within thirty (30) days of Acceptance.

     (c) Notwithstanding the above, in all instances, (i) the Fund's obligation to pay the Monthly Maintenance Fee shall commence during the calendar month of Acceptance; and (ii) the Fund's obligation to pay Monthly License Fees shall terminate on December 31, 2002.

     Other Costs.

     All AIM-specific optional customizations and enhancements not otherwise identified as "included" in the License and Maintenance Fees identified herein will be billed at a rate of $150/hour with mutually agreed upon project definition and functional requirements.

     Training will be billed at $2,500 per student per class. The Fund agrees to send at least one individual to at least two (2) training classes.

     The Fund may purchase additional copies of user and technical documentation at a cost of $100 per copy.

Acceptance. The Fund shall be deemed to have accepted the IMPRESSPlus Forms Processing Software on the earlier of (i) the Fund's first use of any software component to process live production data; or (ii) twenty-one (21) days after delivery of the software, provided, however, acceptance shall be deemed not to have occurred during the aforementioned twenty-one day period if during such period the Fund notifies PFPC in writing and can demonstrate that the software is unable to perform any of the following acceptance criteria:

(a) scan documents into the "Recognition" or a comparable alternate activity in the Impress Imaging Application using existing Ricoh and Kodak scanners;

(b)  recognize the document based on form geography and/or bar codes;

(c) recognize and appropriately reject missing pages, blank fields and client annotations in the document margins;

(d) perform recognition process and deliver the documents to specified associates for verification and/or correction;

(e) automated workflow based on form ID and pre-determined recognition conditions

(f) allow the user to discontinue verification/correction in favor of data entry from image on applications that could not be read;

(g) automatically update all IMPRESSPlus Imaging system indexes. These consist of Transaction Type, Fund#, Account#, document workflow history, and the information contained in the four transaction free form indexes;

(h) automatically update to the FSR system, on a near time basis, all new account information recognized on the new account form;

(i) update the FSR system utilizing existing application edits found on the online system; and

(j) include standard reporting functionality provided by FormWare. Predetermined reports include, Operator Batch Detail, Operator Job Summary, Operator Keystroke, Operator Summary & Operator Time. AIM may customize reports utilizing FormWare data elements.

         In the event that the Fund so notifies PFPC and demonstrates that one or more or the acceptance criteria stated above has not been met, PFPC and the Fund agree to use best efforts to resolve any such failures and upon resolution. Acceptance shall be deemed to have occurred.

         4. Section 1.1 of Exhibit 1 of Schedule G of the Agreement is hereby amended by adding the following to the list of PFPC software products:

                       "IMPRESSPlus Forms Processing 1.0"

         5. Section 2.1.3 of Exhibit 1 of Schedule G of the Agreement is hereby amended by adding the following:

         "2.1.3 Captiva Software. The following Third Party Software is licensed directly to the Fund by PFPC subject to the mandatory Captiva Software Corporation ("Captiva") software license terms and conditions ("Captiva Terms") to be provided to the Fund upon delivery of the Captiva Software. To the extent that the Captiva Terms conflict with or differ from the other terms and conditions in the Agreement, the Captiva Terms shall prevail with respect to the Captiva Software.

         Captiva Formware -- 300 seat availability maximum 125 concurrent users

         Notwithstanding any provision of the Agreement to the contrary, upon termination of this Agreement, the Fund shall retain a perpetual license with respect to the Captiva Software, provided however, the Fund's use of the Captive Software shall be governed by the Captiva Terms and provided that PFPC shall have no further responsibility to the Fund with respect to the use by the Fund thereof.."

         6. Exhibit 1.1 of Schedule G -- "Specifications" is amended by adding the following new section:

         "IMPRESSPlus Forms Processing

         The IMPRESSPlus Forms Processing system is an integrated ICR/OCR solution for mutual fund transaction processing. The IMPRESSPlus Forms Processing system utilizes PFPC existing workflow technology and Captiva Software Corporation's FormWare product. This integrated solution provides the user with the capability to process shareholder transactions, maintenance and new account set up through Intelligent Character Recognition. This technology will allow for population of specified information, from established form types to the PFPC FSR shareholder recordkeeping system with reduced keystrokes by a data entry operator."

         7. The Agreement, as previously amended and as amended by this Amendment, ("Modified Agreement") constitutes the entire agreement between the parties with respect to the subject matter hereof. The Modified Agreement supersedes all prior and contemporaneous agreements between the parties in connection with the subject matter hereof. No officer, employee, servant or other agent of either party is authorized to make any representation, warranty, or other promises not expressly contained herein with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

On behalf of the Funds and respective        PFPC INC.
Portfolios And Classes Set Forth In          (f/k/a First Data Investor Services
Exhibit 1 of the Agreement which may         Group, Inc.)
be amended from time to time.


By: /s/ CAROL F. RELIHAN                     By: /s/ DEBRLEE GOLDBERG
   -----------------------------------          --------------------------------

Name: Carol F. Relihan                       Name: Debrlee Goldberg
     ---------------------------------            ------------------------------

Title: Senior Vice President                 Title: Senior Vice President
      --------------------------------             -----------------------------

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0001            AIM WEINGARTEN FUND - CLASS A
0002            AIM CONSTELLATION FUND - CLASS A
0006            AIM BALANCED FUND - CLASS A
0007            AIM LIMITED MATURITY TREASURY FUND - CLASS A
0008            AIM TAX-FREE INTERMEDIATE FUND
0010            AIM CHARTER FUND - CLASS A
0016            AIM INTERNATIONAL EQUITY FUND - CLASS A
0017            AIM HIGH INCOME MUNICIPAL FUND - CLASS A
0018            AIM MID CAP GROWTH FUND - CLASS A
0019            AIM LARGE CAP OPPORTUNITIES FUND - CLASS A
0030            AIM EUROPEAN DEVELOPMENT FUND - CLASS A
0031            AIM ASIAN GROWTH FUND - CLASS A
0034            AIM SMALL CAP OPPORTUNITIES FUND - CLASS A
0035            AIM HIGH YIELD FUND II - CLASS A
0036            AIM MID CAP OPPORTUNITIES FUND - CLASS A
0037            AIM LARGE CAP GROWTH FUND - CLASS A
0038            AIM DENT DEMOGRAPHIC TRENDS FUND - CLASS A
0039            AIM LARGE CAP BASIC VALUE FUND - CLASS A
0081            AIM GLOBAL AGGRESSIVE GROWTH FUND - CLASS A
0082            AIM GLOBAL GROWTH FUND - CLASS A
0083            AIM GLOBAL INCOME FUND - CLASS A
0301            AIM WEINGARTEN FUND - CLASS C
0302            AIM CONSTELLATION FUND - CLASS C
0303            AIM MUNICIPAL BOND FUND - CLASS C
0305            AIM VALUE FUND - CLASS C
0306            AIM BALANCED FUND - CLASS C
0307            AIM AGGRESSIVE GROWTH FUND - CLASS C
0308            AIM GLOBAL UTILITIES FUND - CLASS C
0310            AIM CHARTER FUND - CLASS C
0314            AIM CAPITAL DEVELOPMENT FUND - CLASS C
0315            AIM BLUE CHIP FUND - CLASS C
0316            AIM INTERNATIONAL EQUITY FUND - CLASS C
0317            AIM HIGH INCOME MUNICIPAL FUND - CLASS

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0318            AIM MID CAP GROWTH FUND - CLASS C
0319            AIM LARGE CAP OPPORTUNITIES FUND - CLASS C
0320            AIM ADVISOR LARGE CAP VALUE FUND - CLASS C
0322            AIM ADVISOR FLEX FUND - CLASS C
0325            AIM ADVISOR REAL ESTATE FUND - CLASS C
0326            AIM ADVISOR INTERNATIONAL VALUE FUND - CLASS C
0330            AIM EUROPEAN DEVELOPMENT FUND - CLASS C
0331            AIM ASIAN GROWTH FUND - CLASS C
0334            AIM SMALL CAP OPPORTUNITIES FUND - CLASS C
0335            AIM HIGH YIELD FUND II - CLASS C
0336            AIM MID CAP OPPORTUNITIES FUND - CLASS C
0337            AIM LARGE CAP GROWTH FUND - CLASS C
0338            AIM DENT DEMOGRAPHIC TRENDS FUND - CLASS C
0339            AIM LARGE CAP BASIC VALUE FUND - CLASS C
0342            AIM NEW PACIFIC GROWTH FUND - CLASS C
0343            AIM EUROLAND GROWTH FUND - CLASS C
0344            AIM JAPAN GROWTH FUND - CLASS C
0346            AIM MID CAP EQUITY FUND - CLASS C
0348            AIM STRATEGIC INCOME FUND - CLASS C
0349            AIM GLOBAL GOVERNMENT INCOME FUND - CLASS C
0350            AIM SELECT GROWTH FUND - CLASS C
0351            AIM GLOBAL HEALTH CARE FUND - CLASS C
0353            AIM LATIN AMERICAN GROWTH FUND - CLASS C
0357            AIM GLOBAL FINANCIAL SERVICES FUND - CLASS C
0358            AIM EMERGING MARKETS DEBT FUND - CLASS C
0359            AIM GLOBAL INFRASTRUCTURE FUND - CLASS C
0360            AIM INTERMEDIATE GOVERNMENT FUND - CLASS C
0361            AIM GLOBAL RESOURCES FUND - CLASS C
0362            AIM GLOBAL CONSUMER PRODS & SERVICES - CLASS C
0363            AIM BASIC VALUE FUND - CLASS C
0364            AIM SMALL CAP GROWTH FUND - CLASS C
0365            AIM INCOME FUND - CLASS C
0375            AIM HIGH YIELD FUND - CLASS C

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0376            AIM DEVELOPING MARKETS FUND - CLASS C
0378            AIM GLOBAL GROWTH AND INCOME FUND - CLASS C
0379            AIM GLOBAL TELECOM. & TECH. FUND - CLASS C
0380            AIM MONEY MARKET FUND - CLASS C
0381            AIM GLOBAL AGGRESSIVE GROWTH FUND - CLASS C
0382            AIM GLOBAL GROWTH FUND - CLASS C
0383            AIM GLOBAL INCOME FUND - CLASS C
0384            AIM GLOBAL TRENDS FUND - CLASS C
0402            AIM INCOME FUND - CLASS A
0403            AIM MUNICIPAL BOND FUND - CLASS A
0404            AIM INTERMEDIATE GOVERNMENT FUND - CLASS A
0405            AIM VALUE FUND - CLASS A
0406            AIM SELECT GROWTH FUND - CLASS A
0407            AIM AGGRESSIVE GROWTH FUND - CLASS A
0408            AIM GLOBAL UTILITIES FUND - CLASS A
0421            AIM CASH RESERVE SHARES
0422            AIM TAX-EXEMPT CASH FUND
0425            AIM HIGH YIELD FUND - CLASS A
0430            CG GUARANTEED ACCT 71-73
0431            CG GUARANTEED ACCT 74-77
0432            CG GUARANTEED ACCT 1978
0433            CG GUARANTEED ACCT 1979
0434            CG GUARANTEED ACCT 1980
0435            CG GUARANTEED ACCT 1981
0436            CG GUARANTEED ACCT 1982
0437            CG GUARANTEED ACCT 1983
0438            CG GUARANTEED ACCT 1984
0439            CG GUARANTEED ACCT 1985
0440            CG GUARANTEED ACCT 1985A
0441            CG GUARANTEED ACCT 1985B
0442            CG GUARANTEED ACCT 1986
0443            CG GUARANTEED ACCT 1986A
0444            CG GUARANTEED ACCT 1987

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0445            CG GUARANTEED ACCT 1988
0446            CG GUARANTEED ACCT 1989
0447            CG GUARANTEED ACCT 1990
0448            CG GUARANTEED ACCT 1991
0449            CG GUARANTEED ACCT 1992
0460            AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
0514            AIM CAPITAL DEVELOPMENT FUND - CLASS A
0515            AIM BLUE CHIP FUND - CLASS A
0520            AIM ADVISOR LARGE CAP VALUE FUND - CLASS A
0522            AIM ADVISOR FLEX FUND - CLASS A
0525            AIM ADVISOR REAL ESTATE FUND - CLASS A
0526            AIM ADVISOR INTERNATIONAL VALUE FUND - CLASS A
0542            AIM NEW PACIFIC GROWTH FUND - CLASS A
0543            AIM EUROLAND GROWTH FUND - CLASS A
0544            AIM JAPAN GROWTH FUND - CLASS A
0546            AIM MID CAP EQUITY FUND - CLASS A
0548            AIM STRATEGIC INCOME FUND - CLASS A
0549            AIM GLOBAL GOVERNMENT INCOME FUND - CLASS A
0551            AIM GLOBAL HEALTH CARE FUND - CLASS A
0553            AIM LATIN AMERICAN GROWTH FUND - CLASS A
0557            AIM GLOBAL FINANCIAL SERVICES FUND - CLASS A
0558            AIM EMERGING MARKETS DEBT FUND - CLASS A
0559            AIM GLOBAL INFRASTRUCTURE FUND - CLASS A
0561            AIM GLOBAL RESOURCES FUND - CLASS A
0562            AIM GLOBAL CONSUMER PRODS & SERVICES - CLASS A
0563            AIM BASIC VALUE FUND - CLASS A
0564            AIM SMALL CAP GROWTH FUND - CLASS A
0576            AIM DEVELOPING MARKETS FUND - CLASS A
0578            AIM GLOBAL GROWTH AND INCOME FUND - CLASS A
0579            AIM GLOBAL TELECOM. & TECH. FUND - CLASS A
0584            AIM GLOBAL TRENDS FUND - CLASS A
0602            AIM CONSTELLATION FUND - CLASS B
0607            AIM AGGRESSIVE GROWTH FUND - CLASS B

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0614            AIM CAPITAL DEVELOPMENT FUND - CLASS B
0615            AIM BLUE CHIP FUND - CLASS B
0617            AIM HIGH INCOME MUNICIPAL FUND - CLASS B
0618            AIM MID CAP GROWTH FUND - CLASS B
0619            AIM LARGE CAP OPPORTUNITIES FUND - CLASS B
0620            AIM ADVISOR LARGE CAP VALUE FUND - CLASS B
0622            AIM ADVISOR FLEX FUND - CLASS B
0625            AIM ADVISOR REAL ESTATE FUND - CLASS B
0626            AIM ADVISOR INTERNATIONAL VALUE FUND - CLASS B
0630            AIM EUROPEAN DEVELOPMENT FUND - CLASS B
0631            AIM ASIAN GROWTH FUND - CLASS B
0634            AIM SMALL CAP OPPORTUNITIES FUND - CLASS B
0635            AIM HIGH YIELD FUND II - CLASS B
0636            AIM MID CAP OPPORTUNITIES FUND - CLASS B
0637            AIM LARGE CAP GROWTH FUND - CLASS B
0638            AIM DENT DEMOGRAPHIC TRENDS FUND - CLASS B
0639            AIM LARGE CAP BASIC VALUE FUND - CLASS B
0640            AIM WEINGARTEN FUND - CLASS B
0642            AIM NEW PACIFIC GROWTH FUND - CLASS B
0643            AIM EUROLAND GROWTH FUND - CLASS B
0644            AIM JAPAN GROWTH FUND - CLASS B
0645            AIM CHARTER FUND - CLASS B
0646            AIM MID CAP EQUITY FUND - CLASS B
0648            AIM STRATEGIC INCOME FUND - CLASS B
0649            AIM GLOBAL GOVERNMENT INCOME FUND - CLASS B
0650            AIM SELECT GROWTH FUND - CLASS B
0651            AIM GLOBAL HEALTH CARE FUND - CLASS B
0653            AIM LATIN AMERICAN GROWTH FUND - CLASS B
0655            AIM GLOBAL UTILITIES FUND - CLASS B
0657            AIM GLOBAL FINANCIAL SERVICES FUND - CLASS B
0658            AIM EMERGING MARKETS DEBT FUND - CLASS B
0659            AIM GLOBAL INFRASTRUCTURE FUND - CLASS B
0660            AIM INTERMEDIATE GOVERNMENT FUND - CLASS B

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0661            AIM GLOBAL RESOURCES FUND - CLASS B
0662            AIM GLOBAL CONSUMER PRODS & SERVICES - CLASS B
0663            AIM BASIC VALUE FUND - CLASS B
0664            AIM SMALL CAP GROWTH FUND - CLASS B
0665            AIM INCOME FUND - CLASS B
0670            AIM MUNICIPAL BOND FUND - CLASS B
0675            AIM HIGH YIELD FUND - CLASS B
0676            AIM DEVELOPING MARKETS FUND - CLASS B
0678            AIM GLOBAL GROWTH AND INCOME FUND - CLASS B
0679            AIM GLOBAL TELECOM. & TECH. FUND - CLASS B
0680            AIM MONEY MARKET FUND - CLASS B
0684            AIM GLOBAL TRENDS FUND - CLASS B
0685            AIM BALANCED FUND - CLASS B
0690            AIM VALUE FUND - CLASS B
0691            AIM GLOBAL AGGRESSIVE GROWTH FUND - CLASS B
0692            AIM GLOBAL GROWTH FUND - CLASS B
0693            AIM GLOBAL INCOME FUND - CLASS B
0694            AIM INTERNATIONAL EQUITY FUND - CLASS B
0695            AIM FLOATING RATE FUND
0790            AIM SUMMIT FUND, INC. CLASS II SHARES
0842            AIM NEW PACIFIC GROWTH FUND - ADVISOR
0843            AIM EUROLAND GROWTH FUND - ADVISOR
0844            AIM JAPAN GROWTH FUND - ADVISOR
0846            AIM MID CAP EQUITY FUND - ADVISOR
0848            AIM STRATEGIC INCOME FUND - ADVISOR
0849            AIM GLOBAL GOVERNMENT INCOME FUND - ADVISOR
0851            AIM GLOBAL HEALTH CARE FUND - ADVISOR
0853            AIM LATIN AMERICAN GROWTH FUND - ADVISOR
0857            AIM GLOBAL FINANCIAL SERVICES FUND - ADVISOR
0858            AIM EMERGING MARKETS DEBT FUND - ADVISOR
0859            AIM GLOBAL INFRASTRUCTURE FUND - ADVISOR
0861            AIM GLOBAL RESOURCES FUND - ADVISOR
0862            AIM GLOBAL CONSUMER PRODS & SERVICES - ADVISOR

                                   EXHIBIT 1

                                  List of Funds

Fund #                        Fund Name
------                        ---------
0863            AIM BASIC VALUE FUND - ADVISOR
0864            AIM SMALL CAP GROWTH FUND - ADVISOR
0876            AIM DEVELOPING MARKETS FUND - ADVISOR
0878            AIM GLOBAL GROWTH & INCOME FUND - ADVISOR
0879            AIM GLOBAL TELECOM. & TECH. FUND - ADVISOR
0884            AIM GLOBAL TRENDS FUND - ADVISOR